UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2017

Monogram Residential Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36750	20-5383745
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5800 Granite Parkway, Suite 1000
Plano, Texas
75024

(Address of principal executive offices)

(Zip Code)

(469) 250-5500

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.             Submission of Matters to a Vote of Security Holders.

On June 29, 2017, Monogram Residential Trust, Inc. (the “Company”) held its 2017 annual meeting of stockholders (the “Annual Meeting”) in Plano, Texas. At the Annual Meeting, the Company’s stockholders voted in person or by proxy on (1) the election of seven directors to serve until the 2018 annual meeting of stockholders and until their successors are elected and qualified, (2) a non-binding, advisory vote on the compensation of the Company’s named executive officers, and (3) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017. The results of the voting were as follows:

1.             The following directors were elected to serve on the board of directors until the 2018 annual meeting of stockholders and until their respective successors are duly elected and qualified.

Name	Votes For	Votes Withheld	Broker Non-Votes
Mark T. Alfieri	116,376,524	1,411,350	35,113,376
David D. Fitch	105,007,762	12,780,112	35,113,376
Tammy K. Jones	105,047,422	12,740,452	35,113,376
Jonathan L. Kempner	104,536,895	13,250,979	35,113,376
W. Benjamin Moreland	112,901,645	4,886,229	35,113,376
E. Alan Patton	116,313,530	1,474,344	35,113,376
Timothy J. Pire	105,029,922	12,757,952	35,113,376

2.             The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as follows:

Votes For	Against	Abstain	Broker Non-Votes
114,160,176	2,503,569	1,124,129	35,113,376

3.             The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 as follows:

Votes For	Against	Abstain
151,579,649	346,632	974,969

Item 8.01.             Other Events.

In connection with the Annual Meeting and effective June 29, 2017, the Company’s board of directors, based on the recommendations of the nominating and corporate governance committee, made the following appointments:

Audit Committee

Timothy J. Pire, Chairman

Tammy K. Jones

W. Benjamin Moreland

E. Alan Patton

Compensation Committee

David D. Fitch, Chairman

Jonathan L. Kempner

W. Benjamin Moreland

Timothy J. Pire

Nominating and Corporate Governance Committee

Jonathan L. Kempner, Chairman

David D. Fitch

Tammy K. Jones

Timothy J. Pire

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONOGRAM RESIDENTIAL TRUST, INC.
(Registrant)

June 30, 2017	/s/ Kevin Satter
Kevin Satter
Senior Legal Counsel and Secretary